EATON VANCE DIVERSIFIED INCOME FUND
Supplement to Prospectus
dated March 1, 2009

On April 27, 2009, the Board of Trustees of Eaton Vance Mutual Funds Trust approved certain changes in the management of Eaton Vance Diversified Income Fund (the Fund) that are designed to expand the Fund’s diversification among different income market sectors and to enhance the Fund’s ability to adapt to changes in income market conditions. As described below, the Fund will no longer be subject to a fixed allocation among the underlying income portfolios in which it invests. By expanding the range of permitted income investments and taking a more active approach to sector allocation, Eaton Vance Management (EVM) believes the Fund will be better positioned to take advantage of diverse opportunities within the income markets. By prospectus, the Fund must provide shareholders with 60 days’ advance notice of a change to its investment objectives or duration and credit quality policies. As such, the changes summarized below will take effect on July 1, 2009.

  The Fund currently has a primary investment objective to provide a high level of current income and a secondary objective of capital appreciation. Going forward, these will be combined into a single objective to seek total return, sourced from income and capital appreciation.

  The Fund operates in a fund-of-funds structure, currently allocating its assets approximately equally among three income investment portfolios managed by Boston Management and Research (BMR), an affiliate of EVM (the current Portfolios). One of the current Portfolios invests primarily in mortgage- backed securities, a second primarily in senior floating-rate loans and the third primarily in high-yield bonds. Under its revised policies, the Fund will be permitted to invest in an additional eight BMR-advised income Portfolios and may also invest directly in securities and other instruments (including derivatives).  The Fund intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing quantitative and fundamental analysis in Portfolio, sector, asset, issuer and security selection. The Fund will have the ability to be predominantly invested in a particular income sector, which may, in some circumstances, increase the risks associated with an investment in the Fund.

  The Portfolios in which the Fund may invest primarily hold investments in debt securities, including mortgage-backed securities, senior floating-rate loans, high-yield bonds, investment grade bonds, sovereign debt and emerging market debt. Certain of the Portfolios use derivatives to seek to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Certain Portfolios also are permitted to use securities lending, short sales and forward commitments. The Fund will be permitted to invest directly in the same types of securities and instruments as the Portfolios.

  Under normal market conditions, the Fund will follow a policy of investing at least 85% of its net assets in income instruments, including, but not limited to, senior and subordinated debt obligations, preferred stock and convertible securities. The Fund may invest up to 15% of its net assets in other assets, including common stocks. Under normal market conditions, the Fund’s direct investments in foreign securities, together with its investments in Portfolios that primarily hold foreign securities, will not exceed 25% of its net assets.

  Under normal market conditions, the Fund will maintain a target portfolio duration of 0 to 5 years. This compares to the current target portfolio duration of 1.5 to 3.5 years. The Fund’s current policy of maintaining an average portfolio credit quality of investment grade will be eliminated.

  The Fund will adopt the Merrill Lynch 3-Month London Interbank Offered Rate (LIBOR) Index as its performance benchmark. The Fund will seek a total return that exceeds its benchmark over the long-term; however, there is no assurance that it will do so.

  Jeffrey A. Rawlins and Dan R. Strelow will become the Fund’s co-portfolio managers. Messrs. Rawlins and Strelow, each a Vice President of EVM and BMR, are Co-Directors of the Liabilities-Based Solutions

Group of EVM and BMR. Prior to joining EVM in 2005, Mr. Rawlins had served as a Managing Director of the Fixed Income Group at State Street Research and Management since 1989. Prior to joining EVM in 2005, Mr. Strelow had served as a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management.

• The Fund will continue to bear its pro rata share of the advisory fees and other expenses of the Portfolios in which it invests. EVM does not receive a fee for serving as the Fund’s investment adviser.

May 1, 2009